                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement

[_]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Linkon Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                              Linkon Corporation
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------


2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

-------------------------------------------------------------------------


4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

----------------------------------------------------


2) Form, Schedule or Registration Statement No.:

----------------------------------------------------


3) Filing Party:

----------------------------------------------------


4) Date Filed:

----------------------------------------------------

                              LINKON CORPORATION
                              140 SHERMAN STREET
                         FAIRFIELD, CONNECTICUT 06430
                                (203) 319-3100

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                                                  June 12, 1998

To the Stockholders of
Linkon Corporation:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Linkon Corporation (the "Company") will be held at the Landmark Club, located at One Landmark Square, 22nd floor, Stamford, Connecticut, on Wednesday, July 15, 1998, at 10:00 a.m., local time, for the following purposes:

    1. To elect four directors, each to hold office until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified.

    2. To consider and vote upon the amendment to the 1996 Stock Option and Performance Incentive Plan (the "Plan") of the Company to (a) increase the number of shares authorized for issuance pursuant to the Plan from 1,000,000 to 2,500,000 and (b) provide for the issuance to Non-Employee Directors who remain as such on the last day of any given fiscal quarter of such number of shares of the Company's Common Stock as have a fair market value equal to $3,750 as of the last day of each such fiscal quarter.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on Monday, June 8, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the Annual Meeting, on and after June 15, 1998 during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

  STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Thomas V. Cerabona
                                          Secretary

                              LINKON CORPORATION
                              140 SHERMAN STREET
                         FAIRFIELD, CONNECTICUT 06430
                                (203) 319-3100

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD WEDNESDAY, JULY 15TH, 1998

                               ----------------

                                 INTRODUCTION

                               ----------------

  This proxy statement ("Proxy Statement") is being furnished to holders of shares of common stock, par value $0.001 per share ("Common Stock"), of Linkon Corporation, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Landmark Club, located at One Landmark Square, 22nd floor, Stamford, Connecticut, on Wednesday, July 15th, 1998 at 10:00 a.m., local time, and at any adjournments thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the Annual Report referred to below and the enclosed form of proxy are first being mailed to stockholders on or about June 12, 1998.

  The Company's Annual Report on Form 10-KSB (the "Annual Report") for the fiscal year ended January 31, 1998, as filed with the Securities and Exchange Commission, also accompanies this Proxy Statement. The Annual Report includes audited financial statements, a discussion by management of the Company's financial condition and results of operations and other information.

  At the Annual Meeting, stockholders will be asked to elect four directors, each to hold office until the next Annual Meeting of Stockholders to be held in 1999 or until each of their respective successors is elected and qualified.

  At the Annual Meeting, stockholders will also be asked to consider and vote upon an amendment to the Company's 1996 Stock Option and Performance Incentive Plan (the "Plan") to (a) increase the authorized number of shares of Common Stock allowed to be issued under the Plan from 1,000,000 to 2,500,000 and
(b) provide for the issuance to Non-Employee Directors who remain as such on the last day of any given fiscal quarter of such number of shares of the Company's Common Stock as have a fair market value equal to $3,750 as of the last day of each such fiscal quarter (the "Plan Amendment").

                      VOTING RIGHTS AND PROXY INFORMATION

  Proxies in the accompanying form are solicited on behalf of, and at the direction of the Board of Directors, which has fixed the close of business on Monday, June 8, 1998, as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock entitled to notice of, and to vote at the Annual Meeting or any adjournment(s) thereof. As of May 29, 1998, there were 13,321,252 shares of Common Stock issued and outstanding, which were held of record on such date by approximately 650 holders. Each stockholder is entitled to one vote, exercisable in person or by proxy, with respect to each share of Common Stock held of record by such stockholder on the Record Date with respect to each matter. The election of directors will be decided by a plurality of the votes of the shares of Common Stock cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote. In other words, the four individuals receiving the largest number of votes will be elected. The affirmative vote of the holders of a majority of the shares of the

Company's Common Stock present in person or by proxy is required for the adoption of the resolution authorizing and approving the amendment to the Plan. Therefore, a stockholder who attends the Annual Meeting, either in person or by proxy, and who abstains from voting on such resolution, would in effect be voting against the amendment to the Plan. Broker non-votes would likewise have the same effect. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on such matters.

  When a proxy in the form of the accompanying proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies therein in accordance with each stockholder's directions, unless previously revoked. To the extent that no direction is indicated, the shares of the Company's Common Stock represented by proxy will be voted FOR the election of all of the Company's nominees as directors and FOR the adoption of a resolution amending the Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

  Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, located at 140 Sherman Avenue, Fairfield, Connecticut 06430, Attention: Corporate Secretary.

  In addition to the use of the mail, proxies may be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

                         ITEM 1--ELECTION OF DIRECTORS

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

NOMINEES FOR ELECTION AS DIRECTORS

  The Company's Board of Directors currently consists of five members. Unless a director has been elected by the Board of Directors to fill a vacancy on the Board, all of the directors are elected annually and hold office until the next succeeding Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The Board of Directors has adopted resolutions in accordance with the Bylaws of the Company effecting a reduction in the number of directors from five to four effective upon the election of directors at the Annual Meeting. The Board may increase the size of the Board in the future in accordance with the Company's Bylaws.

  It is intended that the persons named as proxies in the enclosed form of proxy will vote FOR the election of the following nominees as directors, to serve until the 1999 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified:

                               Joao M. Carvalho
                               Charles Castelli
                                  Lee W. Hill
                                 Daniel Zwiren

  Each of the foregoing persons currently serves as a director of the Company. The Board of Directors of the Company does not contemplate that any of these nominees will become unable to serve. If, however, any of them should become unable to serve before the Annual Meeting, proxies solicited by the Board of Directors will be voted by the persons named as proxies therein in accordance with the best judgment of such proxies.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS AND REGARDING CONTINUING DIRECTORS

  The following table sets forth the name, age, business experience for the past five years and other directorships of each of the Company's directors:

                        CURRENT POSITIONS, PERIOD SERVED AND PRIOR BUSINESS
    NAME AND AGE                             EXPERIENCE
    ------------        ---------------------------------------------------
 Joao M. Carvalho    Mr. Carvalho has served as a director of the Company
  (57)               since June, 1990. Mr. Carvalho has been the President of
                     Union Commercial Services, Ltd., an offshore investment
                     company with holdings in the United States, Africa and
                     Europe since April, 1990. He is also the President of
                     Unicar Industrial e Commercial, Lda. (also known as Uniao
                     Commercial de Automoveis, Ltd.), a distributor and
                     service provider for American and European automotive,
                     motorcycle, agricultural and industrial machine
                     manufacturers and finance companies. Mr. Carvalho has
                     held this position since April, 1990. He is also the
                     President of Joao Carvalho, Lda., a real estate
                     investment and development company and operations
                     management company since 1978. For the past three years,
                     Mr. Carvalho has also served as President of Unicom
                     International of Florida, Inc.
 Charles Castelli    Mr. Castelli founded Linkon Delaware, Inc. ("Linkon
  (54)               Delaware"), which was engaged in consulting and research
                     and development of computer hardware and software
                     products for the telecommunications industry and which
                     merged with the Company in June, 1990. He is presently
                     the Company's Chief Technology Officer ("CTO") and
                     Chairman of the Board of Directors. He has served as
                     Chairman and as a Director since June, 1990. He served as
                     the Company's President from June, 1990 until March,
                     1993, when be became CTO.

                        CURRENT POSITIONS, PERIOD SERVED AND PRIOR BUSINESS
    NAME AND AGE                             EXPERIENCE
    ------------        ---------------------------------------------------
 Lee W. Hill (54)    Mr. Hill currently serves as the Company's President and
                     Chief Executive Officer, and has served as such since
                     March, 1993. Mr. Hill also serves as a Director of the
                     Company, a position he has held since September, 1996.
                     From December, 1990 until joining the Company, Mr. Hill
                     was the founder and sole principal of Affluence, Inc., a
                     management consulting firm located in Greenwich,
                     Connecticut.
 Patrick J. Kane     Mr. Kane currently serves as a Director of the Company.
  (48)               From August, 1996 to April 1997, he served as a Vice
                     President of Newnet Corporation ("Newnet"), located in
                     Shelton, Connecticut. Mr. Kane also served as the
                     Company's Secretary and Treasurer from 1990 through July,
                     1996. Upon accepting employment with Newnet, Mr. Kane
                     resigned his position with the Company as Chief Operating
                     Officer and, in March 1997, he resigned his position with
                     the Company as Secretary and Treasurer. Newnet
                     manufacturers intelligent network telecommunication
                     products, including software, for global computer
                     intelligent networks.
 Daniel Zwiren (42)  Mr. Zwiren has served as a director of the Company since
                     June, 1996. From January 1997 to May 1998 Mr. Zwiren
                     served as a derivative products consultant to
                     Eurobrokers, Inc., a brokerage firm located in New York
                     City. From May 1998 to present and during the period from
                     and prior to April 1993 until December 1996, Mr. Zwiren
                     served as Chief Executive Officer--Money Market Products
                     of Lasser Marshall Inc., an investment banking firm
                     located in New York City, New York.

  There is no family relationship among any of the nominees for election as directors or any executive officers of the Company.

COMPENSATION OF DIRECTORS

  Effective upon stockholder approval of the Plan Amendment at the Annual Meeting, Non-Employee Directors will be granted each quarter shares of Common Stock of the Company having an aggregate fair market value equal to $3,750 as of the last day of each such fiscal quarter. Board members are reimbursed for all reasonable out-of-pocket expenses, including travel expenses, incurred in connection with their services as directors of the Company.

BOARD AND COMMITTEE MEETINGS

  The Board of Directors has established one committee. The Management Compensation and Option Committee is comprised of Messrs. Carvalho and Zwiren, and is responsible for the review and approval of executive officers' salary levels and adjustments, options and other incentive compensation awards and other financial arrangements, including bonus awards and fringe benefits. The Management Compensation and Option Committee did not meet during fiscal 1998; however, it acted by unanimous written consent on one occasion.

  Linkon does not have a standing nominating committee. Instead, the Board of Directors selects nominees for directors.

  The Board of Directors held 1 regularly scheduled meeting during fiscal 1998. Each director attended the meeting.

                              EXECUTIVE OFFICERS

  The following table sets forth the name, age and business experience for the past five years of each of the Company's executive officers who are not members of the Board of Directors of the Company, together with all positions and offices such executive officers have held with the Company during such period:

                           CURRENT POSITIONS, PERIOD SERVED AND PRIOR BUSINESS
      NAME AND AGE                             EXPERIENCE
      ------------         ---------------------------------------------------
 Thomas V. Cerabona (46) Mr. Cerabona has served as the Company's Vice
                         President, Operations since March, 1996. From 1994
                         through 1995, Mr. Cerabona served as the
                         Vice President of Operations of Paragon Networks, a
                         data communications equipment company located in
                         Southbury, Connecticut. From 1986 through 1994 Mr.
                         Cerabona held various management positions, including
                         Vice President and General Manager, with Cobotyx
                         Corporation, a voice processing equipment company
                         located in Danbury, Connecticut. Mr. Cerabona was
                         responsible for the financial operations of such
                         corporation and in such capacity was responsible for
                         commencing a reorganization of Cobotyx Corporation
                         pursuant to Chapter 11 of the Bankruptcy Code of 1986,
                         as amended. This bankruptcy proceeding was commenced
                         on May 5, 1993 and culminated in a successful
                         reorganization and a subsequent sale of Cobotyx's
                         operating assets.
 James E. Linley (45)    Mr. Linley currently serves as the Company's Vice
                         President of Engineering, a position he has held since
                         March, 1991. In such capacity, he manages the research
                         and development, software development and technical
                         support areas for the Company.
 Mark O'Brien (50)       Mr. O'Brien currently serves as the Company's Vice
                         President of International Operations, a position he
                         has held since September, 1993. From June, 1992 until
                         he joined the Company, Mr. O'Brien was the President
                         of Universal/Univis, an optical products supplier.
                         From September, 1991 until June, 1992, Mr. O'Brien was
                         Executive Vice President and General Manager of Hydro
                         Systems Incorporated.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Security Ownership of Management. The following table sets forth, as of May 29, 1998, the number of outstanding shares of the Common Stock beneficially owned by each of the nominees for director, each current director who is not a nominee for director, and each executive officer individually, and by all current directors and executive officers as a group. Except as otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares beneficially owned by him.

                         COMMON STOCK $0.001 PAR VALUE

       NAME AND
        ADDRESS                                                      APPROXIMATE
     OF BENEFICIAL                                     BENEFICIAL    PERCENTAGE
         OWNER                                         OWNERSHIP      OF CLASS
     -------------                                     ----------    -----------
     Joao M. Carvalho.................................   120,000(1)       .90%
      R. Sapateiros 219-E-degrees E,
      1100 Lisbon, Portugal
     Charles Castelli................................. 2,069,000(2)     15.22%
      141 E. Central Boulevard
      Palisades Park, New Jersey
     Thomas V. Cerabona...............................   180,000(3)      1.33%
      3061 Dahlia Court
      Yorktown Heights, New York
     Lee W. Hill......................................   600,000(4)      4.31%
      62 Arch Street
      Riverside, Connecticut
     Patrick J. Kane..................................   810,000(5)      6.06%
      66 Pearl Street, Apt. 309
      New York, New York
     James E. Linley..................................   741,600(6)      5.51%
      210 Banks Road
      Easton, Connecticut
     Mark O'Brien.....................................   195,000(7)      1.44%
      485 Camp Fuller Road
      Wakefield, Rhode Island
     Daniel Zwiren....................................   191,666(8)      1.42%
      100 Warren Street, Apt. 1908
      Jersey City, New Jersey
     Executive Officers and Directors as a Group
      (8 persons)..................................... 4,907,266(9)     36.19%

--------
(1) Comprised of (i) 70,000 shares of Common Stock held by Mr. Carvalho and
    (ii) 50,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $.75 per share.

(2) Comprised of (i) 1,800,000 shares of Common Stock held by Mr. Castelli,
    (ii) 162,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.83 per share, (iii) 7,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.62 per share and (iv) 100,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $1.65 per share.

(3) Comprised of (i) 75,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share, (ii) 30,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.56 per share and (iii) 75,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $1.50 per share.

(4) Comprised of (i) 400,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share, (ii) 50,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.56 per share and (iii) 150,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $1.50 per share.

(5) Comprised of (i) 760,000 shares of Common Stock held by Mr. Kane and (ii) 50,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share.

(6) Comprised of (i) 600,000 shares of Common Stock held by Mr. Linley, (ii) 9,600 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share (3,100 of which options are held by Anna Linley, Mr. Linley's wife, who is also an employee of the Company), (iii) 24,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.56 per share (4,000 of which options are held by Anna Linley) and (iv) 108,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $1.50 per share (10,000 of which options are held by Anna Linley).

(7) Comprised of (i) 100,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share, (ii) 30,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.56 per share and (iii) 65,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $1.50 per share.

(8) Comprised of (i) 33,333 shares of Common Stock held by Mr. Zwiren, (ii) 33,333 shares currently acquirable upon the exercise of 33,333 Warrants to purchase Common Stock at an exercise price equal to $1.50 per share, (iii) 75,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share and
    (iv) 50,000 shares of Common Stock, currently acquirable upon conversion of a Subordinated Convertible Debenture, having a conversion rate of $2.00 per share.

(9) Comprised of (i) 3,263,333 shares currently held by executive officers and directors as a group, (ii) 1,593,933 shares currently acquirable upon the exercise of warrants or options to purchase Common Stock at exercise prices ranging from $0.56 to $1.50 per share, and (iii) 50,000 shares currently acquirable upon the conversion of a Subordinated Convertible Debenture at a conversion rate equal to $2.00 per share.

  Security Ownership of Certain Beneficial Owners. To the knowledge of the Company, the following table lists those parties (other than Messrs. Castelli, Kane, and Linley each of whose beneficial ownership is disclosed in the immediately preceding table) who beneficially owned more than 5% of the Common Stock outstanding as of May 29, 1998:

                         COMMON STOCK $0.001 PAR VALUE

                                                     AMOUNT OF     APPROXIMATE
         NAME AND ADDRESS                            BENEFICIAL    PERCENTAGE
        OF BENEFICIAL OWNER                          OWNERSHIP      OF CLASS
        -------------------                          ----------    -----------
     James Scibelli................................. 2,680,000(1)     18.71%
      RG Capital Fund, LLC
      Roberts & Green, Inc.
      One Hollow Lane, Suite 208
      Lake Success, New York 11040
     Mr. Piers M. MacDonald.........................   913,000(2)      6.85%
      c/o Gulfstream Partners, L.P.
      Two Greenwich Plaza, Suite 100
      Greenwich, Connecticut 06830

--------
(1) Comprised of (i) 1,680,000 shares of Common Stock held by RG Capital Fund, LLC and (ii) 1,000,000 shares of Common Stock issuable upon the exercise of Warrants held by Roberts & Green, Inc. Mr. Scibelli, by virtue of the fact that he is the sole shareholders, sole director and sole officer of Roberts & Green, Inc. has sole power to vote and dispose of shares of Common Stock held by Roberts & Green, Inc. Mr. Scibelli, by virtue of the fact that he is the sole shareholder, sole director and sole officer of SG Capital Corp., the Managing Director of RG Capital Fund, LLC, has the shared power to vote and sole power to dispose of the shares of Common Stock held by RG Capital Fund, LLC. As such, Mr. Scibelli beneficially owns 2,680,000 shares of the Company's Common Stock. Excludes 720,000 shares of Common Stock held by certain investors designated by RG Capital Fund LLC pursuant to a Subscription and Stock Purchase Agreement between the Company and RG Capital Fund, LLC. See "Certain Transactions" for a more detailed description of such transactions.

(2) Comprised of (i) 538,000 shares of Common Stock owned by Gulfstream Partners, L.P. ("Gulfstream"), a limited partnership of which Mr. MacDonald is managing general partner, (ii) 120,000 shares of Common Stock held by Mr. MacDonald, and (iii) 255,000 shares of Common Stock held by Bonner MacDonald, Mr. MacDonald's wife.

                               ----------------

                            EXECUTIVE COMPENSATION

  The following table sets forth the compensation for the years ended January 31, 1998, 1997 and 1996 paid to the Company's Chief Executive Officer and the other named executive officers whose compensation is required to be disclosed pursuant to Item 402(a)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended:

                          SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                           ANNUAL COMPENSATION(1)           AWARDS
                                     ----------------------------------- ------------
                                                                            SHARES
        NAME AND                      SALARY              OTHER ANNUAL    UNDERLYING
   PRINCIPAL POSITION    FISCAL YEAR   ($)    BONUS ($) COMPENSATION ($)   OPTIONS
   ------------------    ----------- -------- --------- ---------------- ------------
Lee W. Hill.............    1998     $150,000  $45,000     $8,040(2)        50,000
 President and              1997     $150,000  $25,000     $7,349(2)       150,000
 Chief Executive Officer    1996     $150,000  $25,000     $6,360(2)           --
Charles Castelli........
 Chairman,                  1998     $ 96,000  $19,000     $8,640(3)         7,000
 Chief Technology           1997     $ 96,000      --      $8,400(3)       162,000
 Officer                    1996     $ 96,000      --      $8,400(3)           --
Mark O'Brien............    1998     $128,392  $11,000     $6,000(4)        30,000
 Vice President of          1997     $128,478      --      $6,000(4)        80,000
 International              1996     $106,174      --      $6,000(4)           --
Thomas V. Cerabona......
 Vice President of          1998     $102,000  $34,500     $6,000(5)        30,000
 Operations                 1997     $ 89,250  $11,500     $6,000(5)        75,000

--------
(1) Columns entitled "Restricted Stock Award(s)", "LTIP Payouts", and "All Other Compensation" have been excluded because they are not applicable to any fiscal year covered by this table.

(2) Mr. Hill has received an automobile allowance from the Company of $670, $612 and $530 per year for fiscal years 1998, 1997 and 1996, respectively.

(3) Mr. Castelli has received an automobile allowance from the Company of $720, $700 and $700 per month for fiscal years 1998, 1997 and 1996, respectively.

(4) Mr. O'Brien has received an automobile allowance from the Company for the last three fiscal years of $500 per month.

(5) No information is provided for Mr. Cerabona for fiscal year 1996 since he commenced employment with the Company in fiscal 1997. Mr. Cerabona has received an automobile allowance from the Company for the last two fiscal years of $500 per month.

                       OPTION GRANTS IN FISCAL YEAR 1998

  The following table sets forth certain information concerning grants of stock options to each of the Company's named executive officers during the fiscal year ended January 31, 1998.

                               INDIVIDUAL GRANTS(1)
                          ------------------------------
                                            PERCENT OF
                             NUMBER OF    TOTAL OPTIONS
                              SHARES        GRANTED TO
                            UNDERLYING     EMPLOYEES IN  EXERCISE OR EXPIRATION
            NAME          OPTIONS GRANTED FISCAL 1998(2) BASE PRICE     DATE
            ----          --------------- -------------- ----------- ----------
   Lee W. Hill...........     50,000           26.2%        $.56      12/19/07
   Charles Castelli......      7,000            3.7%        $.56      12/19/02
   Mark O'Brien..........     30,000           15.7%        $.56      12/19/07
   Thomas V. Cerabona....     30,000           15.7%        $.56      12/19/07

--------
(1) Each of these options was granted pursuant to the Plan and is subject to the terms of such plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(2) An aggregate 191,000 options were granted to employees, officers and/or directors and consultants of the Company during fiscal year 1998.

                               ----------------

       AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED JANUARY 31, 1998
                       AND FISCAL YEAR END OPTION VALUES

                                                               VALUE OF
                                                       UNEXERCISED IN-THE-MONEY
                              UNEXERCISED OPTIONS (#)   OPTIONS AT FISCAL YEAR
                                AT FISCAL YEAR END                END
NAME                         EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                         ------------------------- -------------------------
Lee W. Hill.................         450,000/0                     $0
Charles Castelli............         169,000/0                     $0
Mark O'Brien................         130,000/0                     $0
Thomas V. Cerabona..........         105,000/0                     $0

EMPLOYMENT AGREEMENTS

  On May 19, 1998, the Company and Mr. Lee W. Hill, the Company's President and Chief Executive Officer, entered into a three year employment agreement. The agreement provides that Mr. Hill will receive a base salary of $150,000 which will be reviewed annually and a performance bonus of $25,000 which is to be paid annually based upon the achievement of certain defined corporate goals. In addition, Mr. Hill will, subject to approval of the Plan Amendment, receive 150,000 immediately vested options to purchase Common Stock as a signing bonus, which options will have an exercise price equal to $1.50 (the fair market value of a share of Common Stock on the date of grant). Mr. Hill is also entitled to participate in Company benefit plans and will receive a one month paid vacation per year and an automobile allowance of $700 per month over the term of the agreement.

  On May 19, 1998, the Company and Mr. Charles Castelli, the Company's Chairman and CTO, entered into a three year employment agreement. The agreement provides that Mr. Castelli will receive a monthly base salary of $150,000, which will be reviewed annually and a performance bonus of $25,000 which is to be paid annually based upon the achievement of certain defined corporate goals. In addition, Mr. Castelli, subject to approval of the Plan Amendment, will receive 100,000 fully vested options to purchase Common Stock as a signing bonus, which options will have an exercise price equal to $1.65 (110% of the fair market value of a share of Common Stock on the date of grant). Mr. Castelli is also entitled to participate in Company benefit plans and will receive a one month paid vacation per year and an automobile allowance of $700 per month over the term of the agreement.

  On May 19, 1998, the Company and Mr. Mark R. O'Brien, the Company's Vice President, Business Development, entered into a two year employment agreement. The agreement provides that Mr. O'Brien will receive a base salary of $102,000, which will be reviewed annually and a performance bonus of $15,000 which is to be paid annually based upon the achievement of certain defined corporate goals. Mr. O'Brien is also entitled to a 2% sales commission for sales of the Company's products by him or for which he is responsible. In addition, Mr. O'Brien will, subject to approval of the Plan Amendment, receive 25,000 fully vested options to purchase Common Stock as a signing bonus, which options will have an exercise price equal to $1.50 (the fair market value of a share of Common Stock on the date of grant). Mr. O'Brien is also entitled to participate in Company benefit plans and will receive a $650 per month stipend for health and life insurance. Mr. O'Brien is entitled to one month paid vacation per year and an automobile allowance of $500 per month over the term of the agreement.

  On May 19, 1998, the Company and Mr. Thomas V. Cerabona, the Company's Senior Vice President--Operations and Corporate Secretary, entered into a two year employment agreement. The agreement provides that Mr. Cerabona will receive a base salary of $125,000, which will be reviewed annually and a performance bonus of $25,000 which is to be paid annually based upon the achievement of certain defined corporate goals. In addition, Mr. Cerabona will, subject to approval of the Plan Amendment, receive 75,000 fully vested options to purchase Common Stock as a signing bonus, which options will have an exercise price equal to $1.50 (the fair market value of a share of Common Stock on the date of grant). Mr. Cerabona is also entitled to participate in Company benefit plans and will receive one month paid vacation per year and an automobile allowance of $500 per month over the term of the agreement.

REPORT ON REPRICING OF OPTIONS

  In 1993, the Company granted an aggregate of 340,000 options to purchase Common Stock having an exercise price of $2.00 to various employees, directors and/or consultants to the Company, including 250,000 and 20,000 options to Messrs. Lee W. Hill and Mark R. O'Brien, respectively. None of such 340,000 options were granted to named executive officers other than Messrs. Hill and O'Brien. On May 1, 1996, the Company cancelled such 340,000 options and granted an identical number of new options (the "New Options") having all the same terms as such previous options except that the exercise price was reduced to $.75 (the price per share of Common Stock on May 1, 1996) to bring such exercise price in line with the then current market price of the Company's Common Stock. The Company's board of directors determined that such action was necessary to keep the optionees incentivized. Thereafter, in December 1997, the Compensation Committee adopted a resolution directing the Company to offer options under the Plan (the "Offered Options") to the holders of the New Options (the New Options being non-plan options), except that Mr. Hill was only given such offer with respect to 197,000 of the 250,000 New Options held by him so that the number of Offered Options would not exceed the then maximum amount of options permitted to be issued under the Plan. Mr. Hill's remaining 53,000 New Options will remain outside of the Plan. The Offered Options will be issued as incentive stock options under the Plan at the same exercise price and on the same terms as the New Options against receipt from each such optionee accepting the offer of a written agreement terminating the New Options and waiving all of each such optionees' rights thereunder.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN TRANSACTIONS

  On December 19, 1997, the Company awarded 191,000 options to 20 employees, officers and/or directors of the Company under the Plan.

  On April 6, 1998, the Company consummated an equity and debt financing transaction with RG Capital Fund LLC (the "RG Fund"). The equity financing part of the transaction involved the sale to the RG Fund and certain investors designated by it, pursuant to the terms of a Subscription and Stock Purchase Agreement (the "RG Subscription Agreement") between the Company and the RG Fund, of an aggregate of 2,400,000 shares of the Company's Common Stock for an aggregate consideration of $1,800,000.

  The debt portion of the RG Fund financing consisted of a loan to the Company by the RG Fund in the principal amount of $1,000,000. The loan is evidenced by a promissory note issued by the Company to the RG Fund in like principal amount bearing interest at an annual rate of 8%. The RG Fund promissory note is unsecured and payable in one lump sum on April 5, 2000.

  On April 6, 1998, the Company also issued to Roberts & Green, Inc. ("R&G") warrants to purchase 1,000,000 shares of the Company's Common Stock at a price of $1.50 per share in connection with its entry into an investment banking financial advisory services agreement with R&G.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers of the Company and holders of more than 10% of the Company's Common Stock to file reports regarding beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that during the fiscal year ended January 31, 1998, its directors, executive officers and beneficial owners of ten percent of any class of equity securities of the registrant complied with all applicable Section 16(a) filing requirements, except as set forth below:

  Messrs. Hill, Castelli, Cerabona and O'Brien failed to timely file a form 5 upon the grant as of December 19, 1997 pursuant to the Plan of 50,000; 7,000; 30,000; and 30,000 options to purchase Common Stock of the Company, respectively, at an exercise price of $.56.

  Mr. Kane failed to timely file a form 4 to reflect the sale of an aggregate 40,000 shares of the Company's Common Stock on various dates over the period from June through October, 1997.

                         ITEM NO. 2--AMENDMENT TO PLAN

GENERAL

  On May 18, 1998, the Board of Directors unanimously approved the Plan Amendment, subject to Stockholder approval, to (a) increase the number of shares reserved for issuance upon exercise of options by an additional 1,500,000 shares and (b) provide for the issuance to Non-Employee Directors who remain as such on the last day of any given fiscal quarter of such number of shares of the Company's Common Stock as have a fair market value equal to $3,750 as of the last day of such fiscal quarter. The Plan is intended to further the growth and success of Linkon and its subsidiaries by enabling directors, executive officers and other key employees and consultants of the Company to acquire shares of Common Stock of the Company, thereby increasing their personal interest in such growth and success, and to provide a means of rewarding outstanding performance by such persons to Linkon and/or its subsidiaries. The Board of Directors believes that the granting of options under the Plan has been a significant factor in attracting and retaining competent and experienced management and experienced personnel. The Board of Directors believes that additional shares of Common Stock should be made available for the grant of future options to allow the Company to continue to provide an incentive program for its employees. Furthermore, the Company believes that the ability to grant stock awards under the Plan to Non-Employee directors will help the Company retain and attract qualified persons to serve as outside directors to the Company.

  The following brief description of the material features of the Plan, is qualified in its entirety by reference to the complete text of the Plan, as amended by the Plan Amendment, attached to this Proxy Statement as Exhibit A.

PURPOSE OF PLAN

  The purpose of the Plan is to attract and retain the best available employees for the Company and its subsidiaries and to encourage the highest level of performance by such directors, executive officers, other key employees and consultants of the Company and its subsidiaries (for purposes of this Item 2, such persons are hereinafter sometimes collectively referred to as "employees"), thereby enhancing the value of the Company for the benefit of its stockholders. The Plan is also intended to motivate employees to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holding of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

NUMBER OF AUTHORIZED SHARES

  The Plan, as amended by the Plan Amendment, provides for awards of up to 2,500,000 shares of Common Stock to employees of the Company and its subsidiaries during the term of the Plan. These shares were reserved by the Company's Board of Directors from the Company's authorized but unissued shares of Common Stock. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Committee. Awards are subject to adjustment in certain circumstances as hereinafter described.

ADMINISTRATION OF THE PLAN

  The Board of Directors of the Company has designated a committee of two of its members to administer the Plan (the "Committee"). The Committee is presently comprised of Messrs. Carvalho and Zwiren. The Committee must be composed of non-employee directors. The Committee has the full power in its discretion to grant awards under the Plan, to determine the terms thereof, to interpret the provisions of the Plan and to take such action as it deems necessary or advisable for the administration of the Plan.

ELIGIBILITY AND PARTICIPATION

  Directors, executive officers, other key employees and consultants the Company and its subsidiaries (if any), may participate in the Plan. Approximately 20 employees of the Company and its subsidiaries are eligible to participate in the Plan. Unless otherwise indicated, references herein to employees include all of the foregoing eligible participants. Participation in the Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

TYPE OF AWARDS UNDER THE PLAN

  The Plan provides that the Committee may grant awards to eligible employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"), (ii) nonstatutory stock options ("NSOs");
(iii) stock appreciation rights ("SARs"); (iv) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units"); (vii) quarterly grants of a specified number of shares of Common Stock to Non-Employee Directors; (viii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (ix) tax offset payments ("Tax Offset Payments"), which may consist of cash and/or Unrestricted Shares.

GRANT OF OPTIONS AND SARS

  The Committee may award ISOs and/or NSOs to eligible employees
(collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs").

EXERCISE PRICE

  The exercise price of each NSO is determined by the Committee at the time of grant, while the exercise price of each ISO shall be not less than the fair market value of the Common Stock on the date of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Committee will specify the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. The base price of Nontandem SARs will not be less than 100% of the fair market value of the Common Stock on the date of such grant.

VESTING

  The Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

  No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for the shares subject to such ISO is at least 110% of the fair market value on the date of grant and such ISO award is not exercisable more than five (5) years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an eligible employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant.

EXERCISE OF OPTIONS AND SARS

  An option may be exercised by written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The Committee may, at its discretion, accept shares of Common Stock as payment (valued at the fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

SURRENDER OF EXCHANGE OF SARS

  Upon surrender of a Tandem SAR and the related unexercised Option, the employee will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares subject to the unexercised Option at the time of exercise, less (i) the aggregate exercise price specified in the Option. Upon surrender of a Nontandem SAR, the employee will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares covered by the Nontandem SAR at the time of exercise, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, shall cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional share resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

  Options will expire at such time as the Committee determines; provided, however, that an ISO may not be exercised more than ten (10) years from the date of grant, unless held by a 10% Stockholder, in which case such ISO may not be exercised more than five (5) years from the date of its grant.

EFFECT OF TERMINATION OF EMPLOYMENT AND SIMILAR EVENTS ON OPTIONS AND SARS

  Options and SARs generally may be exercised during the three month period following a recipient's termination of employment to the extent exercisable on the date of termination. However, the period during which Options and SARs may be exercised may be extended, and the extent to which they are exercisable may be increased, if such termination is due to the death or disability of the recipient or to certain other circumstances. Conversely, the Committee may cause any Options or SARs to be immediately forfeited in the event that the recipient is terminated for a breach of fiduciary duty to the Company, a serious violation of Company policy or certain other cases.

RESTRICTED SHARES

  Restricted Shares granted under the Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on the employee's right to dispose of or encumber Restricted Shares.

  Holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, unless and until the restrictions on such shares lapse.

  Upon termination of the employee's employment, Restricted Shares granted to such employee shall be forfeited; provided, however, that in the event of such employee's death or total disability, the Committee shall have the discretion to determine otherwise.

PERFORMANCE SHARES AND PERFORMANCE UNITS

  The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

  No voting or dividend rights attach to the Performance Shares prior to vesting; however, the Committee may credit an employee's Performance Share account with additional shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

GRANTS TO NON-EMPLOYEE DIRECTORS

  The Plan provides that all Non-Employee Directors who remain as such on the last day of any given fiscal quarter will be issued quarterly, in arrears, such number of shares of Common Stock as have a fair market value equal to $3,750, with such fee being pro rated for any director who serves less than such full fiscal quarter.

UNRESTRICTED SHARES

  Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares. The recipient of a grant of Unrestricted Shares will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

TAX OFFSET PAYMENTS

  If and to the extent that Tax Offset Payments are made in Unrestricted Shares, rather than in cash, no payment shall be required by the recipient of such grant and such recipient will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

LAPSED AWARDS AND ADJUSTMENTS

  Shares of Common Stock attributable to (i) unexercised Options which expire or are terminated, surrendered or cancelled (other than in connection with the exercise of an SAR), (ii) Restricted Shares which are forfeited to the Company, (iii) Performance Shares and Performance Units which are not earned and paid and (iv) awards settled in cash in lieu of shares of Common Stock may become available for subsequent award under the Plan at the Committee's discretion.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  The number and class of shares available under the Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

AMENDMENT AND TERMINATION

  The Board of Directors may suspend, amend, modify or terminate the Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would (i) materially increase the aggregate number of shares issuable under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements for eligibility to participate in the Plan.

  Awards granted prior to a termination of the Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

GRANTS BY THE COMMITTEE

  On December 19, 1997, the Committee granted a total of 191,000 options to purchase Common Stock to a total of 20 employees, officers and/or directors and consultants of the Company under the Plan. Each of such options is exercisable at an exercise price equal to $.56 and terminates on December 19, 2007, except for options granted to Mr. Castelli, a 10% Stockholder, whose options terminate on December 19, 2002.

  The following table sets forth the number of options granted under the Plan to (i) the "Named Executive Officers" individually, (ii) all current executive officers, as a group, (iii) all directors who are not executive officers, as a group, and (iv) employees who are not executive officers, as a group.

                               NEW PLAN BENEFITS

      LINKON CORPORATION 1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                                                           DOLLAR      NUMBER OF
          NAME AND POSITION                                 VALUE       SHARES
          -----------------                               ---------    ---------
     Lee W. Hill......................................... $  51,000(3)  150,000
      President, CEO
     Charles Castelli....................................  $ 19,000(3)  100,000
      Chairman, CTO
     Mark O'Brien........................................   $ 8,500(3)   25,000
      Vice President, International, Operations
     Thomas V. Cerabona..................................  $ 25,500(3)   75,000
      Vice President of Operations
     All current executive officers as a group........... $ 104,000(3)  350,000
     Non-executive Officer directors as a group.......... $  30,000(2)    (1)
     Non-executive Officer employees as a group..........          (1)    (1)

--------
(1) Not yet determinable.

(2) Assumes that two Non-Employee Directors will sit on the Board of Directors of the Company during Fiscal Year 1999.
(3) Reflects the spread between the exercise price of options granted to the named executive officers on May 19, 1998, which was $1.50 for all such officers except Mr. Castelli, whose options have an exercise price of $1.65, and the market price of the Company's Common Stock on May 29, 1998, which was $1.84.

                        FEDERAL INCOME TAX CONSEQUENCES

STOCK OPTIONS

  There will be no Federal income tax consequences to the employee or the Company upon the grant of either an ISO or an NSO under the Plan. Upon exercise of an NSO, an employee will generally recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (ii) the exercise price of the NSO. The Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an employee recognizes no immediate taxable income. Income recognition is deferred until the employee sells the shares of Common Stock. If the Option is exercised no later than three (3) months after the termination of the employee's employment, and the employee does not dispose of the shares acquired pursuant to the exercise of the Option within two (2) years from the date the Option was granted and within one (1) year after the exercise of the Option, the gain on the sale will be treated as long term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an employee's death or disability while employed by the Company. Upon exercise of the ISO, the excess of the fair market value of the Common Stock at exercise over the exercise price will be considered as part of alternative minimum taxable income. Such excess will be added to basis for purposes of determining alternative minimum taxable income in the year the Common Stock is sold. The Company is not entitled to any tax deduction, except that if the Common Stock is not held for the full term of the holding period outlined above, a portion of the gain on the sale of such Common Stock being the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price, will be taxed to the employee as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the amount realized on disposition over the fair market value of the Common Stock on the date of exercise will be taxed to the employee as capital gain.

STOCK APPRECIATION RIGHTS

  There will be no Federal income tax consequences to either the employee or the Company upon the grant of an SAR. However, the employee generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

RESTRICTED SHARES

  Unless the election referred to below is made, there will be no Federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the employee will recognize taxable income equal to the then fair market value of the Common Stock and the Company will be entitled to a corresponding deduction. However, the employee may elect, within thirty (30) days after the date of the grant, to recognize ordinary income equal to the fair market value of the Restricted Shares as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

PERFORMANCE SHARES AND UNITS

  There will be no Federal income tax consequences to the employee or the Company upon the grant of Performance Shares or Performance Units. Employees will recognize taxable income at the time when payment for the Performance Shares and Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

GRANTS TO NON-EMPLOYEE DIRECTORS

  Non-Employee Directors will recognize taxable income at the time shares granted to Non-Employee Directors are received. The Company will be entitled to a deduction equal to the amount includable in the Non-Employee Director's income.

UNRESTRICTED SHARES

  Employees will recognize taxable income at the time Unrestricted Shares are received. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS

  The Committee may require payment, or withhold payments made by the Plan, in order to satisfy applicable withholding tax requirements. The Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The number of shares with respect to which Tax Offset Payments may be awarded will not exceed the number of shares available for issuance under the Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Committee) by all or a portion of the taxable income recognized by an employee upon (i) the exercise of an NSO or SAR, (ii) the disposition of shares received upon exercise of an ISO, (iii) the lapse of restrictions on Restricted Shares,
(iv) the award of Unrestricted Shares or (v) payments for Performance Shares or Performance Units. Employees will recognize taxable income at the time that Tax Offset Payments are received, whether such Tax Offset Payments are made in cash, Unrestricted Shares or a combination thereof. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at 140 Sherman Avenue, Fairfield, Connecticut 06430 on or before February 15, 1999, for meeting in June of 1999 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their best judgment on such matters.

                            INDEPENDENT ACCOUNTANTS

  The Company's audited consolidated balance sheet as at January 31, 1998 and 1997, and Consolidated Statements of Operations, Statements of Cash Flows and Statements of Stockholders' Equity for the periods ended January 31, 1998, 1997 and 1996 are included as part of the Annual Report which accompanies this Proxy Statement. These audited financial statements were prepared by Radin Glass & Co., LLP independent public accounts, which firm was selected by the Company's Board of Directors. This firm has served as the Company's independent auditors since 1993. A representative of Radin, Glass & Co., LLP will be present at the Annual Meeting to respond to appropriate questions of stockholders and to make a statement if he or she so desires.

                                          By Order of the Board of Directors,

                                          Thomas V. Cerabona
                                          Secretary

                                                                    EXHIBIT A TO
                                                                 PROXY STATEMENT
                                                                 ---------------



                              AMENDED AND RESTATED
                               LINKON CORPORATION
                1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                              AMENDED AND RESTATED
                               LINKON CORPORATION
                1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------


ARTICLE 1.............................................................. - 1 -

ESTABLISHMENT AND PURPOSE.............................................. - 1 -
     1.1   Establishment and Effective Date............................ - 1 -
           --------------------------------
     1.2   Purpose..................................................... - 1 -
           -------

ARTICLE 2.............................................................. - 1 -

AWARDS................................................................. - 1 -
     2.1   Form of Awards.............................................. - 1 -
           --------------
     2.2   Maximum Shares Available.................................... - 2 -
           ------------------------
     2.3   Return of Prior Awards...................................... - 2 -
           ----------------------

ARTICLE 3.............................................................. - 2 -

ADMINISTRATION......................................................... - 2 -
     3.1   Committee................................................... - 2 -
           ---------
     3.2   Powers of Committee......................................... - 3 -
           -------------------
     3.3   Delegation.................................................. - 3 -
           ----------
     3.4   Interpretations............................................. - 3 -
           ---------------
     3.5   Liability; Indemnification.................................. - 3 -
           --------------------------

ARTICLE 4.............................................................. - 4 -

ELIGIBILITY............................................................ - 4 -

ARTICLE 5.............................................................. - 4 -

STOCK OPTIONS.......................................................... - 4 -
     5.1   Grant of Options............................................ - 4 -
           ----------------
     5.2   Designation as Non-qualified Stock Option or Incentive Stock
           ------------------------------------------------------------
           Option...................................................... - 4 -
           ------
     5.3   Option Price................................................ - 4 -
           ------------
     5.4   Limitation on Amount of Incentive Stock Options............. - 5 -
           -----------------------------------------------
     5.5   Limitation on Time of Grant................................. - 5 -
           ---------------------------
     5.6   Exercise and Payment........................................ - 5 -
           --------------------

     5.7   Term........................................................ - 6 -
           ----

     5.8   Rights as a Stockholder..................................... - 6 -
           -----------------------------------------------
     5.9   General Restrictions........................................ - 6 -
           -----------------------------------------------
     5.10  Cancellation of Stock Appreciation Rights................... - 6 -
           -----------------------------------------------

ARTICLE 6.............................................................. - 7 -

STOCK APPRECIATION RIGHTS.............................................. - 7 -
     6.1   Grants of Stock Appreciation Rights......................... - 7 -
           -----------------------------------
     6.2   Limitations on Exercise..................................... - 7 -
           -----------------------
     6.3   Surrender or Exchange of Tandem Stock Appreciation.Rights... - 7 -
           ---------------------------------------------------------
     6.4   Exercise of Nontandem Stock Appreciation Rights............. - 7 -
           -----------------------------------------------
     6.5   Settlement of Stock Appreciation Rights..................... - 8 -
           ---------------------------------------
     6.6   Cash Settlement............................................. - 8 -
           ---------------

ARTICLE 7.............................................................. - 8 -

NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS............ - 8 -

ARTICLE 8.............................................................. - 9 -

EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT, DISABILITY,
        RETIREMENT, DEATH OR SPECIAL EVENT............................. - 9 -

ARTICLE 9.............................................................. - 12 -

RESTRICTED SHARES...................................................... - 12 -
     9.1   Grant of Restricted Shares.................................. - 12 -
           --------------------------
     9.2   Restrictions................................................ - 12 -
           ------------
     9.3   Restricted Stock Certificates............................... - 12 -
           -----------------------------
     9.4   Rights of Holders of Restricted Shares...................... - 12 -
           --------------------------------------
     9.5   Forfeiture.................................................. - 12 -
           ----------
     9.6   Delivery of Restricted Shares............................... - 13 -
          -----------------------------

ARTICLE 10............................................................. - 13 -

PERFORMANCE SHARES..................................................... - 13 -
     10.1  Award of Performance Shares................................. - 13 -
           ---------------------------
     10.2  Performance Period.......................................... - 13 -
           ------------------
     10.3  Right to Payment of Performance Shares...................... - 13 -
           --------------------------------------
     10.4  Payment for Performance Shares.............................. - 13 -
           ------------------------------
     10.5  Voting and Dividend Rights.................................. - 14 -
           --------------------------

ARTICLE 11............................................................. - 14 -

PERFORMANCE UNITS...................................................... - 14 -
     11.1  Award of Performance Units.................................. - 14 -
           --------------------------
     11.2  Right to Payment of Performance Units....................... - 14 -
           -------------------------------------
     11.3  Payment for Performance Units............................... - 15 -
           -----------------------------

ARTICLE 12............................................................. - 15 -

UNRESTRICTED SHARES.................................................... - 15 -
     12.1  Award of Unrestricted Shares................................ - 15 -
           ----------------------------
     12.2  Delivery of Unrestricted Shares............................. - 15 -
           -------------------------------

ARTICLE 13............................................................. - 16 -

GRANTS TO NON-EMPLOYEE DIRECTORS....................................... - 16 -

ARTICLE 14............................................................. - 16 -

TAX OFFSET PAYMENTS.................................................... - 16 -

ARTICLE 15............................................................. - 16 -

ADJUSTMENT UPON CHANGES IN CAPITALIZATION.............................. - 16 -

ARTICLE 16............................................................. - 17 -

AMENDMENT AND TERMINATION.............................................. - 17 -

ARTICLE 17............................................................. - 17 -

WRITTEN AGREEMENT...................................................... - 17 -

ARTICLE 18............................................................. - 17 -

MISCELLANEOUS PROVISIONS............................................... - 17 -
     18.1  Tax Withholding............................................. - 17 -
           ---------------
     18.2  Compliance With Section 16(b)............................... - 18 -
           -----------------------------
     18.3  Successors.................................................. - 18 -
           ----------
     18.4  General Creditor Status..................................... - 18 -
           -----------------------
     18.5  No Right to Employment...................................... - 18 -
           ----------------------
     18.6  Notices..................................................... - 19 -
           -------
     18.7  Severability................................................ - 19 -
           ------------
     18.8  Governing Law............................................... - 19 -
           -------------

                              AMENDED AND RESTATED

                               LINKON CORPORATION

                1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN


                                   ARTICLE 1.

                           ESTABLISHMENT AND PURPOSE

          1.1  Establishment and Effective Date.  Linkon Corporation, a Nevada
               --------------------------------
corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Linkon Corporation 1996 Stock Option and Performance Incentive Plan" (the "Plan"). The Plan shall become effective as of December 1, 1996, subject to the approval of the Corporation's stockholders at the 1996 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Management Compensation and Stock Option Committee (the "Committee"), awards may be made as provided herein.

          1.2  Purpose.  The purpose of the Plan is to encourage and enable
               -------
selected employees, officers, directors and independent contractors (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $0.001 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such persons with a more direct stake in the future welfare of the Corporation and encourage them to exert their best efforts for the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with or provide services to the Corporation and its subsidiaries.


                                   ARTICLE 2.

                                     AWARDS

          2.1  Form of Awards.  Awards under the Plan may be granted in any one
               --------------
or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted

Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in
Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.

          2.2  Maximum Shares Available.  The maximum aggregate number of shares
               ------------------------
of Common Stock available for award under the Plan is 2,500,000 subject to adjustment pursuant to Article 15 hereof. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

          2.3  Return of Prior Awards.  As a condition to any subsequent award,
               ----------------------
the Committee shall have the right, at its discretion, to require recipients of awards previously granted under the Plan to return to the Corporation any such awards. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                   ARTICLE 3.

                                 ADMINISTRATION

          3.1  Committee.  Awards shall be determined, and the Plan shall be
               ---------
administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or (iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

          3.2  Powers of Committee.  Subject to the express provisions of the
               -------------------
Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the persons to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

          3.3  Delegation.  The Committee may delegate to one or more of its
               ----------
members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

          3.4  Interpretations.  The Committee shall have sole discretionary
               ---------------
authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

          3.5  Liability; Indemnification.  No member of the Committee, nor any
               --------------------------
person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.


                                 ARTICLE 4.

                                  ELIGIBILITY

          Awards may be made to all employees, officers, directors and independent contractors of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however,
                                                             --------  -------
that no person may receive awards of or relating to more than 100,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to an officer, director or independent contractor of the Corporation, whether or not such person is also an employee of the Corporation, provided that no award may be granted to a director who is a member of the Committee. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

          As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.


                                   ARTICLE 5.

                                 STOCK OPTIONS

          5.1  Grant of Options.  Options may be granted under the Plan for the
               ----------------
purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

          5.2  Designation as Non-qualified Stock Option or Incentive Stock
               ------------------------------------------------------------
Option.  In connection with any grant of Options, the Committee shall designate
------
in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

          5.3  Option Price.  The purchase price per share under each Incentive
               ------------
Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be specified by the Committee. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.001). Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each Non-qualified Stock Option granted to an employee who is treated as a "covered employee" (as defined in Section 162(m)(3) of the Code) on the date such Non-Qualified Option is exercised shall not be less than 100% of the Market Price of the Common Stock on the date of grant. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

          The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

          The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

          5.4  Limitation on Amount of Incentive Stock Options.  In the case of
               -----------------------------------------------
Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

          5.5  Limitation on Time of Grant.  No grant of an Incentive Stock
               ---------------------------
Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

          5.6  Exercise and Payment.  Options may be exercised in whole or in
               --------------------
part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or surrender of Options (or a portion of an Option) held by the optionee (provided that the then-Market Price of Common Stock exceeds the exercise price of such Options) or a combination of the foregoing, to the extent permitted in accordance with procedures to be established by the Committee. Any shares of Common Stock so delivered shall be valued at their Market Price on the date of exercise. Any Option (or portion of an Option) so surrendered shall be valued at the product of (a) the difference between (i) the Market Price of one (1) share of Common Stock on the date of exercise and (ii) the exercise price under such Option, multiplied by (b) the number of shares of Common Stock covered by such Option (or the portion of such Option which is surrendered). Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

          5.7  Term.  The term of each Option granted hereunder shall be
               ----
determined by the Committee; provided, however, that, notwithstanding any other
                             --------  -------
provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

          5.8  Rights as a Stockholder.  A recipient of Options shall have no
               -----------------------
rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date on which a recipient shall have exercised his or her Option in accordance herewith. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          5.9  General Restrictions.  Each Option granted under the Plan shall
               --------------------
be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          The Board or the Committee may, in connection with the granting of any Option, require the person to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such person shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

          5.10 Cancellation of Stock Appreciation Rights.  Upon exercise of all
               -----------------------------------------
or a portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock as are issuable upon exercise of such Option.

                                 ARTICLE 6.

                           STOCK APPRECIATION RIGHTS

          6.1  Grants of Stock Appreciation Rights.  Tandem Stock Appreciation
               -----------------------------------
Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

          6.2  Limitations on Exercise.  Tandem Stock Appreciation Rights shall
               -----------------------
be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

          6.3  Surrender or Exchange of Tandem Stock Appreciation Rights.
               ---------------------------------------------------------
Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

          6.4  Exercise of Nontandem Stock Appreciation Rights.  The exercise of
               -----------------------------------------------
Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

          6.5  Settlement of Stock Appreciation Rights.  As soon as is
               ---------------------------------------
reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

          6.6  Cash Settlement.  The Committee, in its discretion, may cause the
               ---------------
Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.


                                   ARTICLE 7.

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

          No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights granted to an individual may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to
Section 8.4 hereof.

          Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however,
                                                            --------  -------
that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

                                 ARTICLE 8.

      EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT, DISABILITY,
                      RETIREMENT, DEATH OR SPECIAL EVENT

          8.1  General Rule.  Except as expressly determined by the Committee in
               ------------
its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after three months following the recipient's termination of employment with or, in the case of a nonemployee recipient, cessation of providing services to the Corporation or a subsidiary, unless such termination or cessation occurs by reason of (i) a Relocation Event (as defined in Section 8.2), (ii) Retirement (as defined in Section 8.3), (iii) death, or (iv) a Special Event (as defined in
Section 8.5), provided that, in the case of a Special Event, the Committee shall have modified such Option or Stock Appreciation Rights to remain exercisable as provided in Section 8.5.

          Options and Stock Appreciation Rights shall not be affected by any change of duties so long as the recipient continues to be employed by or provide services to either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an award recipient's termination of employment or other arrangement for the provision of services if the recipient was terminated for one (or more) of the following reasons: (i) the conviction of, or plea of guilty or nolo contendere
                                                               ---- ----------
to, the commission of a felony, (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the recipient resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the recipient's fiduciary duties to the Corporation, or (v) a serious violation by the recipient of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the recipient's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

          8.2  Relocation Event.  Options and Stock Appreciation Rights granted
               ----------------
to a recipient shall remain outstanding after termination of such recipient's employment with or, in the case of a nonemployee recipient, cessation of providing services to the Corporation or a subsidiary, if such termination or cessation solely occurs by reason of a "Relocation Event," which shall be deemed to occur if (i) a husband and wife are both current employees, officers, directors or independent contractors of or to the Corporation, (ii) the Corporation transfers one spouse to a new location, (iii) the Corporation is unable to offer the other spouse a position that is substantially comparable to his or her current position, and (iv) as a result, the other spouse's employment with or other arrangement for the provision of services to the Corporation is terminated and the other spouse, as recipient, holds outstanding Options or Stock Appreciation Rights.

          In case of a Relocation Event, the Options or Stock Appreciation Rights held by a terminated recipient shall be exercisable for a period equal to the lesser of (i) the period such Options or Stock Appreciation Rights would be exercisable absent such termination, and (ii) the period such Options or Stock Appreciation Rights would be exercisable if granted to the spouse continuing as an employee, officer, director or independent contractor of the Corporation on the date originally granted to the terminated spouse.

          8.3  Disability or Retirement.  Except as expressly provided otherwise
               ------------------------
in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of an employee, officer or director who is the recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however,
                                                             --------  -------
that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

          "Disability" shall mean any termination of employment with or, in the case of a nonemployee officer or director, status as an officer or director of the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with or, in the case of a nonemployee officer or director, status as an officer or director of the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 15 years of service with the Corporation or a subsidiary or
(ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

          8.4  Death.  Except as expressly provided otherwise in the written
               -----
agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee, officer or director of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such recipient at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by such recipient for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees at any time within three (3) years from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock
                                     --------  -------
Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

          In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment or, in the case of an a nonemployee officer or director, status as an officer or director due to Retirement, Disability or a Special Event (as defined in Section 8.5 hereof), if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

          8.5  Special Event.  In the case of a Special Event, the Committee in
               -------------
its sole discretion may elect to modify all or any lesser number of any Options or Stock Appreciation Rights held by a recipient terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options or Stock Appreciation Rights may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options or Stock Appreciation Rights may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the recipients to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option or Stock Appreciation Rights, then only Options and Stock Appreciation Rights currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section
8.1 hereof.

          A "Special Event" shall mean (i) the sale or other disposition of a subsidiary or division of the Corporation; (ii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iii) the elimination of job categories; or (iv) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain, provided, however, that only those recipients who meet the terms and conditions as established by the Board or the Committee in its discretion shall be eligible to receive accelerated vesting of Options and Stock Appreciation Rights.

          8.6  Leave of Absence.  In the case of an employee, officer or
               ----------------
director on an approved leave of absence, the Options and Stock Appreciation Rights of such person shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options or Stock Appreciation Rights of an employee, officer or director which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options or Stock Appreciation Rights due to a leave of absence.



                                 ARTICLE 9.

                               RESTRICTED SHARES

          9.1  Grant of Restricted Shares.  The Committee may from time to time
               --------------------------
cause the Corporation to grant Restricted Shares under the Plan to employees, officers, directors or independent contractors of the Corporation, subject to such restrictions, conditions and other terms as the Committee may determine.

          9.2  Restrictions.  At the time a grant of Restricted Shares is made,
               ------------
the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

          9.3  Restricted Stock Certificates.  The Corporation shall issue, in
               -----------------------------
the name of each person to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the recipient, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the recipient's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

          9.4  Rights of Holders of Restricted Shares.  Holders of Restricted
               --------------------------------------
Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by a recipient with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

          9.5  Forfeiture.  Any Restricted Shares granted pursuant to the Plan
               ----------
shall be forfeited if the recipient terminates employment with or, in the case of a nonemployee recipient, the cessation of providing services to the Corporation or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the recipient's employment or other arrangement for the provision of services terminates as a result of Disability, Retirement or death, or a Relocation Event or Special Event, all Restricted Shares of such recipient shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

          9.6  Delivery of Restricted Shares.  Upon the expiration or
               -----------------------------
termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the recipient or the recipient's beneficiary or estate, as the case may be.


                                  ARTICLE 10.

                               PERFORMANCE SHARES

          10.1  Award of Performance Shares.  For each Performance Period (as
                ---------------------------
defined in Section 10.2), Performance Shares may be granted under the Plan to such employees, officers, directors and independent contractors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to such a recipient shall be credited to an account (a "Performance Share Account") established and maintained for such recipient.

          10.2  Performance Period.  "Performance Period" shall mean such period
                ------------------
of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different recipients receiving Performance Shares. Performance Periods may run consecutively or concurrently.

          10.3  Right to Payment of Performance Shares.  With respect to each
                --------------------------------------
award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to such recipient for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may also determine, in its sole discretion, that Performance Shares awarded to a recipient shall become partially or fully vested upon the recipient's Disability, Retirement or death, or upon a Relocation Event or Special Event, or upon the termination of the recipient's employment or other arrangement for the provision of services to the Corporation prior to the end of the Performance Period.

          10.4  Payment for Performance Shares.  As soon as practicable
                ------------------------------
following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the recipient pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

          10.5  Voting and Dividend Rights.  Except as provided in Article 15
                --------------------------
hereof, no recipient of Performance Shares shall be entitled to any voting rights, to receive any cash dividends, or to have such recipient's Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit a recipient's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to such recipient's account at the time the cash dividend was declared.


                                  ARTICLE 11.

                               PERFORMANCE UNITS

          11.1  Award of Performance Units.  For each Performance Period (as
                --------------------------
defined in Section 10.2), Performance Units may be granted under the Plan to such employees, officers, directors and independent contractors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the recipient pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to a recipient shall be credited to an account (a "Performance Unit Account") established and maintained for such recipient.

          11.2  Right to Payment of Performance Units.  With respect to each
                -------------------------------------
award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to such recipient for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to a recipient shall become partially or fully vested upon the recipient's termination of employment or other arrangement for the provision of services to the Corporation due to Disability, Retirement, death or otherwise, or upon a Relocation Event or Special Event.

          11.3  Payment for Performance Units.  As soon as practicable following
                -----------------------------
the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.


                                  ARTICLE 12.

                              UNRESTRICTED SHARES

          12.1  Award of Unrestricted Shares.  The Committee may cause the
                ----------------------------
Corporation to grant Unrestricted Shares to employees, officers, directors or independent contractors of the Corporation at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

          12.2  Delivery of Unrestricted Shares.  The Corporation shall issue,
                -------------------------------
in the name of each person to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the recipient, and shall deliver such certificates to the recipient as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                 ARTICLE 13.

                        GRANTS TO NON-EMPLOYEE DIRECTORS

          Non-Employee Directors (as defined in Rule 16b-3 of the Act) who remain as such on the last day of any given fiscal quarter shall be issued quarterly, in arrears, such number of shares of Common Stock as have a Market Price on the last day of such fiscal quarter equal to $3,750, with such amount being pro rated for any Non-Employee Director who serves less than such full fiscal quarter. If there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the shares of Common Stock are changed into or become exchangeable for a different security, thereafter the shares to be granted to Non-Employee Directors hereunder shall be similarly adjusted.


                                  ARTICLE 14.

                              TAX OFFSET PAYMENTS

          The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments, in cash or Unrestricted Shares, to assist recipients in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a recipient upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options, (iii) the lapse of restrictions on Restricted Shares,
(iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist recipients in paying income taxes incurred as a result of the events described in the preceding sentence.


                                  ARTICLE 15.

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

          Notwithstanding any other provision of the Plan, the Committee may:
(i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.


                                  ARTICLE 16.

                           AMENDMENT AND TERMINATION

          The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to persons eligible to receive awards under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 15 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the recipient to whom an award shall theretofore have been granted, adversely affect the rights of such recipient under such award.


                                  ARTICLE 17.

                               WRITTEN AGREEMENT

          Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                  ARTICLE 18.

                            MISCELLANEOUS PROVISIONS

          18.1  Tax Withholding.  The Corporation shall have the right to
                ---------------
require recipients or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit a recipient to satisfy his or her tax withholding obligation either by (i) surrendering shares of Common Stock owned by the recipient or (ii) having the Corporation withhold from shares of Common
Stock otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

          18.2  Compliance With Section 16(b).  In the case of recipients of
                -----------------------------
awards under the Plan who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to recipients who are or may be subject to Section 16 of the Act.

          18.3  Successors.  The obligations of the Corporation under the Plan
                ----------
shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 16 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

          18.4  General Creditor Status.  Recipients of awards under the Plan
                -----------------------
shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any recipient of an award under the Plan or any beneficiary or legal representative of such a recipient. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

          18.5  No Right to Employment.  Nothing in the Plan or in any written
                ----------------------
agreement entered into pursuant to Article 17 hereof, nor the grant of any award, shall confer upon any person any right to continue in the employ of or be retained in any capacity by the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate at any time such person's employment or other arrangement for the provision of services to the Corporation.

          18.6  Notices.  Notices required or permitted to be made under the
                -------
Plan shall be sufficiently made if personally delivered to a recipient of an award under the Plan or sent by regular mail addressed (a) to the recipient at the recipient's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Stock Option Committee."

          18.7  Severability.  In the event that any provision of the Plan shall
                ------------
be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          18.8  Governing Law.  To the extent not preempted by Federal law, the
                -------------
Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

                              LINKON CORPORATION
                           PROXY FOR ANNUAL MEETING
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Lee W. Hill and Thomas V. Cerabona, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Linkon Corporation (the "Company") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on July 15, 1998, and at any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SUCH SHARES FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1 AND FOR THE AMENDMENTS TO THE 1996 LINKON CORPORATION STOCK OPTION AND PERFORMANCE INCENTIVE PLAN DESCRIBED IN PROPOSAL 2, AND SUCH PROXIES WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

Please mark your votes as in this example

                       FOR             WITHHELD
                    all nominees      from all nominees
1.  Election                                             Nominees: Joao M. Carvalho, Charles Castelli,
    of Directors     [     ]             [     ]         Lee W. Hill and Daniel Zwiren


For, except vote withheld from the following nominee(s): [  ]
2. Proposal to amend the 1996 Linkon Corporation Stock Option and Performance           FOR      AGAINST      ABSTAIN
   Incentive Plan.
                                                                                        [  ]      [  ]          [  ]



                                                                                3. In their discretion, the Proxies are authorized
                                                                                   to vote upon such other business as may
                                                                                   properly come before the meeting.


                                                                                PLEASE MARK, SIGN, DATE AND RETURN
                                                                                THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                                ENVELOPE.


-----------------------------------Date: -------------, 1998--------------------------------------------------Date:-------, 1998
                      SIGNATURE OF STOCKHOLDER                                          SIGNATURE IF HELD JOINTLY


Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.